EXHIBIT 10 (xiv)
July 2, 1996

Mr. Keith Slick
J.J. Crewe & Son, Inc.
PO Box 515
Buckeystown, MD 21717

Re: Purchase Order for Phase I Industrial Wastewater Treatment
Equipment

Dear Mr. Slick:

When counter-signed by an authorized officer or employee of J.J. Crewe & Son, Inc., this letter, together with the quotation attached hereto and incorporated herein by this reference, will serve as our purchase order for the Phase I Industrial Wastewater Treatment System, more fully described in the Contract Specifications prepared on behalf of Frederick Brewing Co. By Boggs Environmental Consultants, including Amendments 1,2 and
3 to those specifications.

Upon receipt of detailed warranty terms, which shall be reasonably acceptable to Frederick Brewing Co., a countersigned copy of this letter and an invoice for the proper amount, we will promptly remit the agreed $2,600 for shop drawings of the equipment and layout drawings. We do not expect to be prepared to accept delivery into our new building (currently under construction) until October of 1996.

Thank you for your prompt attention to this matter.

Sincerely,


/s/ Kevin E. Brannon, CEO
Frederick Brewing Co.

Acknowledged, accepted and agreed to by J. J. Crewe & Son,
Inc., this ___ day of July, 1996 by the undersigned who warrants that s/he is authorized to bind J. J. Crewe & Son, Inc., to the terms hereof.


_______________
Name:____________
Title:_____________

cc:     Steven T. Nordahl, VP-Brewing Operations
	Dennis Olson, CFO
	Mark Boggs, Boggs Environmental Consultants

TO:             Steve Nordahl /Mark Barggs
		Frederick Brewing Company

FROM:           Keith Slick
		J. J. Crewe & Son, Inc.

DATE:           26 July 1996

SUBJECT:        Waste Water Treatment

J. J. Crewe & Son agrees to supply all plant, labor, material and supervision for the installation of a waste water treatment plant, so spelled out in contract specification for stage one industrial wastewater treatment waterworks at Frederick Brewing Company.

		Price:  $81,070.00

Drawings Price:         $2,600.00

Items not included in this bid:

		Permit Fees
		Freight
		Taxes

Thank you for giving J. J. Crewe & Son, Inc. The opportunity to quote this product.